UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2015

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The annual shareholders meeting of the Company was held on June 18, 2015. The matters submitted to the security holders for approval included (1) fixing the number of directors at thirteen (13), (2) the election of thirteen (13) directors, (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Company, (4) adoption of the 2015 Incentive Plan, (5) adoption of the 2015 Employee Stock Purchase Plan, (6) ratification of the Audit and Security Committee’s selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2015 and (7) adoption of an amendment to the articles of incorporation increasing the authorized shares of common stock to 120,000,000.

(b) At the annual meeting, all thirteen (13) directors were elected by proxies solicited pursuant to Section 14 of the Securities Exchange Act of 1934, without any solicitation in opposition thereto.

The following table summarizes the required analysis of the voting by security holders at the annual meeting of shareholders held on June 18, 2015:

Voting of Shares

Action	For	%	Against	%	Abstain		Broker Non-Votes
Fix the number of directors at thirteen (13)	22,326,700	99.2%	188,037	0.8%	18,704		-

Election of Directors:	For	%	Withhold Authority	%			Broker Non-Votes
David L. Bartlett	18,153,437	99.4%	100,854	0.6%			4,279,150
Jay D. Burchfield	18,143,125	99.4%	111,166	0.6%			4,279,150
William E. Clark, II	18,155,955	99.5%	98,336	0.5%			4,279,150
Steven A. Cossé	18,118,902	99.3%	135,389	0.7%			4,279,150
Mark C. Doramus	17,990,031	98.6%	264,260	1.4%			4,279,150
Edward Drilling	18,152,641	99.4%	101,650	0.6%			4,279,150
Eugene Hunt	18,150,878	99.4%	103,413	0.6%			4,279,150
Christopher R. Kirkland	18,144,526	99.4%	109,765	0.6%			4,279,150
W. Scott McGeorge	18,154,653	99.5%	99,638	0.5%			4,279,150
George A. Makris, Jr.	18,030,174	98.8%	224,117	1.2%			4,279,150
Joseph D. Porter	18,144,418	99.4%	109,873	0.6%			4,279,150
Harry L. Ryburn	18,134,279	99.3%	120,012	0.7%			4,279,150
Robert L. Shoptaw	18,154,689	99.5%	99,602	0.5%			4,279,150

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Consider adoption of a non-binding resolution approving the compensation of the named executive officers	17,799,801	97.5%	271,185	1.5%	183,305	1.0%	4,279,150

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Consider adoption of the Simmons First National Corporation 2015 Incentive Plan	17,698,205	97.0%	450,993	2.5%	105,093	0.6%	4,279,150

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Consider adoption of the Simmons First National Corporation 2015 Employee Stock Purchase Plan	17,909,051	98.1%	143,787	0.8%	201,453	1.1%	4,279,150

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Ratify the Audit & Security Committee's selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2015	22,360,894	99.2%	125,088	0.6%	47,459	0.2%	-

Action	For	%	Against	%	Abstain	%	Broker Non-Votes
Amend the Articles of Incorporation to increase the number of authorized shares of Class A, $0.01 par value, Common Stock from 60,000,000 to 120,000,000	20,713,524	91.9%	1,696,937	7.5%	122,980	0.6%	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: June 24, 2015	Robert A. Fehlman
Senior Executive Vice President,
Chief Financial Officer & Treasurer